UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 27, 2005
NORTHLAND CABLE TELEVISION, INC.

(Exact Name of Registrant as Specified in Charter)

STATE OF WASHINGTON	333-43157	91-1311836

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

101 STEWART STREET, SUITE 700, SEATTLE, WASHINGTON	98101

(Address of principal executive offices)	(Zip Code)
(206) 621-1351

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On December 27, 2005, Northland Cable Television, Inc. (the “Company”) exercised its option to redeem the entire $100,000,000 principal amount of its 10-1/4% Senior Subordinated Notes due 2007 (the “Notes”) pursuant to the redemption provision of the Indenture, dated as of November 12, 1997, among Northland Cable Television, Inc. (the “Company”), Northland Cable News, Inc. and BNY Western Trust Company, as successor trustee to Harris Trust Company of California. The redemption date for the Notes is January 27, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northland Cable Television, Inc.
Dated: December 27, 2005	By:	/s/ GARY S. JONES
		Name:	Gary S. Jones
		Title:	President

Dated: December 27, 2005	By:	/s/ RICHARD I. CLARK
		Name:	Richard I. Clark
		Title:	Executive Vice President, Treasurer and Assistant Secretary